SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): February 3, 2005

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of New Director

On February 8, 2005, we issued a press release announcing the election of Mr. Leon Level to our board of directors. Mr. Level was elected to our board on February 3, 2005, and his service will begin with our April board meetings. In addition to serving on our board, Mr. Level will serve on the board’s Audit and Finance Committees. There are no related party transactions between Mr. Level and us as described by Item 404(a) of Regulation S-K, and there was no arrangement or understanding pursuant to which Mr. Level was elected as a director.

A copy of the press release is attached hereto as exhibit 99.1.

ITEM 9.01. Financial Statements And Exhibits.

(c)	Exhibits.

99.1	Press release announcing the election of Mr. Level to the board of directors of Levi Strauss & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

	By:	/s/ Gary W. Grellman
DATE: February 8, 2005	Name:	Gary W. Grellman
	Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing the election of Mr. Level to the board of directors of Levi Strauss & Co.